UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                MAY 11, 1999
              Date of Report (Date of earliest event reported)



                             SALANT CORPORATION
             (Exact name of registrant as specified in charter)



DELAWARE                        0-2433                    13-3402444
(State or other            (Commission File              (IRS Employer
jurisdiction of                 Number)               Identification No.)
incorporation)



1114 Avenue of the Americas, New York, New York             10036
(Address of Principal Executive Offices)                  (Zip Code)



                               (212) 221-7500
            (Registrant's telephone number, including area code)

ITEM 2.   CHANGE IN CONTROL OF REGISTRANT

          On May 11, 1999 (the "Effective Date"), Salant Corporation ("Salant") consummated its chapter 11 plan of reorganization (as amended, the "Plan"). On May 12, 1999, Salant issued a press release announcing the fact that the Plan had become effective. Previously, on December 29, 1998 (the "Filing Date"), Salant filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On the Filing Date, Salant also filed with the Bankruptcy Court its Plan. On April 16, 1999, the Bankruptcy Court entered an order confirming the Plan (the "Confirmation Order").

          Pursuant to the Plan, as of the Effective Date, all of Salant's then existing Common Stock, $1.00 par value per share, was cancelled. Pursuant to the Plan, 10,000,000 shares of new common stock, $1.00 par value per share (the "New Common Stock"), will be issued by Salant as follows: (i) 9,500,000 shares of the New Common Stock will be distributed to the holders (the "Noteholders") of Salant's 10-1/2% Senior Secured Notes (the "Notes"), in full satisfaction of all of the outstanding principal amount, plus all accrued and unpaid interest on the Notes and (ii) 500,000 shares of the New Common Stock will be distributed to the holders of Salant's old common stock, in full satisfaction of any and all interests of such holder in Salant. Accordingly, under the Plan, as of the Effective Date, Salant's stockholders immediately prior to the Effective Date, who at that time owned 100% of the outstanding common stock of Salant, are entitled to receive, in the aggregate, 5% of the issued and outstanding shares of New Common Stock, subject to dilution, and the Noteholders are entitled to receive, in the aggregate, 95% of the issued and outstanding shares of New Common Stock, subject to dilution.

          Salant does not have complete information regarding the beneficial ownership of the Notes by the Noteholders. The arrangements among Salant and the Noteholders with respect to the selection of the initial directors of Salant and other matters are described in the Disclosure Statement for Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998 (the "Disclosure Statement"), as amended by the First Amended Disclosure Statement for Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999, filed with the Bankruptcy Court on February 3, 1999. The relative ownership of the Notes by certain of the Noteholders as of the date of the Disclosure Statement is set forth therein.

          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the Plan, (ii) the Confirmation Order, (iii) the Disclosure Statement and (iv) the press release, dated May 12, 1999, filed as Exhibits 2.5, 99.6, 99.7 and 99.8, respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

          The following exhibits are filed as part of this report:

Exhibit
Number         Description
------         -----------

2.5 First Amended Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999 (incorporated herein by reference to Exhibit 2.5 of Salant's Current Report on Form 8-K filed on April 30, 1999).

99.6 Order Pursuant to Section 1129 of the Bankruptcy Code Confirming the First Amended Plan of Reorganization of Salant Corporation, dated April 16, 1999 (incorporated herein by reference to Exhibit 99.3 of Salant's Current Report on Form 8-K filed on April 30, 1999).

99.7 Disclosure Statement for Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998
               (incorporated herein by reference to Exhibit 2.4 of Salant's Current Report on Form 8-K filed on December 29, 1998).

99.8           Press Release, dated May 12, 1999.

                                 SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SALANT CORPORATION



Dated:  May 26, 1999                   By:  /s/ Todd Kahn
                                            ----------------------------
                                            Todd Kahn,
                                            Chief Operating Officer
                                            and General Counsel

                               EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

2.5 First Amended Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999 (incorporated herein by reference to Exhibit 2.5 of Salant's Current Report on Form 8-K filed on April 30, 1999).

99.6 Order Pursuant to Section 1129 of the Bankruptcy Code Confirming the First Amended Plan of Reorganization of Salant Corporation, dated April 16, 1999 (incorporated herein by reference to Exhibit 99.3 of Salant's Current Report on Form 8-K filed on April 30, 1999).

99.7 Disclosure Statement for Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998
               (incorporated herein by reference to Exhibit 2.4 of Salant's Current Report on Form 8-K filed on December 29, 1998).

99.8           Press Release, dated May 12, 1999.